SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 23, 2003



                           TROY FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                   000-25439                  16-1559508
----------------------------      -----------------        ---------------------
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)



                     32 SECOND STREET, TROY, NEW YORK 12180
--------------------------------------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (518) 270-3313
                                                           --------------



                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.
             ----------------------------------

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits.

         EXHIBIT NO.                       DESCRIPTION
         -----------                       -----------

         Exhibit 99.1             Press release dated October 23, 2003


ITEM 12.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION
             ---------------------------------------------

On October 23, 2003, Troy Financial Corporation (the "Company") issued a press release discussing results of operations for the fiscal year and three-month period ended September 30, 2003. A copy of the press release is filed as Exhibit
99.1 to this report.

The information in this Current Report, including exhibit attached hereto, is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TROY FINANCIAL CORPORATION
                                       --------------------------
                                       (Registrant)



                                       /s/ DAVID J. DELUCA
                                       ---------------------------
                                       David J. DeLuca
                                       Senior Vice President and
                                       Chief Financial Officer

Date: October 23, 2003